UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  April 20, 2006

                            ALEXANDER & BALDWIN, INC.
             (Exact name of registrant as specified in its charter)


           Hawaii                          0-565                99-0032630
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(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
-------------------------------   ------------------------   ----------------
       incorporation)                                        Identification No.)
       --------------                                        -------------------

                       822 Bishop Street, P. O. Box 3440
                            Honolulu, Hawaii 96801
                            ----------------------
              (Address of principal executive office and zip code)

                                 (808) 525-6611
                                 --------------
              (Registrant's telephone number, including area code)

                                  Not Applicable
                                  --------------
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

 _
|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 _
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 _
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 _
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01.     Entry into a Material Definitive Agreement.
----------------------------------------------------------

         On April 20, 2006, Alexander & Baldwin, Inc. ("A&B") entered into a three-year unsecured note purchase and private shelf agreement, dated as of April 19, 2006, ("Agreement") with Prudential Investment Management, Inc., The Prudential Insurance Company of America, Prudential Retirement Insurance and Annuity Company, Gibraltar Life Insurance Co., Ltd., and The Prudential Insurance Company, Ltd. (individually and collectively, "Prudential") under which A&B may issue notes in an aggregate amount up to $400,000,000 less the sum of all principal amounts then outstanding on any notes issued by A&B or any of its subsidiaries to Prudential and the amount of any such notes then committed to be purchased by Prudential. The Agreement also provides for the commitment by Prudential to purchase and, subject to a right of cancellation by A&B, the commitment by A&B to issue three new series of senior promissory notes totaling $125,000,000. The proceeds from such notes may be used by A&B for general business purposes and for real estate activities.

         The Agreement replaces a $75,000,000 private shelf agreement between A&B and Prudential that expired in March 2006, against which no amounts had been drawn.

         Described below is each of the three series of senior promissory notes, in aggregate totaling $125,000,000, to which Prudential is committed under the Agreement to purchase and, subject to a right of cancellation by A&B, A&B is committed under the Agreement to issue.

         The Series A notes will total $50 million and will be drawn on December 20, 2006. They will carry interest at an annual fixed-rate of 5.53% and will be repayable in twelve equal semi-annual installments of principal in the amount of $4,166,666.67, commencing on June 20, 2011, with a final maturity on December 20, 2016.

         The Series B notes will total $50 million and will be drawn on March 20, 2007. They will carry interest at an annual fixed-rate of 5.55% and will be repayable in ten equal semi-annual installments of principal in the amount of $5,000,000, commencing on September 20, 2012, with a final maturity on March 20, 2017.

         The Series C notes will total $25 million and will be drawn on June 20, 2007. They will carry interest at an annual fixed-rate of 5.56% and will be repayable in five equal semi-annual installments of principal in the amount of $5,000,000, commencing on June 20, 2014, with a final maturity on June 20, 2016.

         As of April 20, 2006, A&B had outstanding balances of $97,857,000 under several existing unsecured notes issued to Prudential, with an average interest rate of 6.27%. Certain covenants contained in the Agreement, including all of the negative covenants contained in Section 6 of the Agreement, supersede the comparable provisions of the existing notes issued by A&B to Prudential.

         Additionally, as of April 20, 2006, Matson Navigation Company, Inc., a wholly-owned subsidiary of A&B ("Matson"), had an outstanding balance of $114,500,000 under two existing secured notes with Prudential, with an average interest rate of 4.74%. The Agreement does not affect the terms, conditions or definitions of the existing Matson notes.

         The Agreement provides that during the three-year term of the Agreement, A&B may request that Prudential purchase notes to be issued by A&B in an amount up to $400,000,000 less the sum of all principal amounts then outstanding on any notes issued by A&B or any of its subsidiaries to Prudential or the amount of any such notes then committed to be purchased by Prudential. As of April 20, 2006, the principal amount then outstanding on all existing A&B and Matson notes totaled $212,357,000. Therefore, when the Agreement was executed, A&B could issue notes under the Agreement in an amount totaling $187,643,000. Of this total, Prudential has committed to purchase $125,000,000 of new A&B notes under the Series A, B and C notes described above, leaving $62,643,000 in uncommitted availability under the Agreement.

         As A&B and Matson repay the principal outstanding on notes held by Prudential, the principal amount of notes that are available to be issued by A&B under the Agreement increases. The scheduled principal repayments on existing notes held by Prudential,during the term of the Agreement, are: $26,500,000 for the period April 21 through December 31, 2006, $26,500,000 for 2007, and $27,500,000 for 2008. There are no scheduled repayments of notes held by Prudential for the period January 1, 2009 through April 20, 2009.

         Certain of the principal negative covenants contained in the Agreement include a requirement that:

         (a) A&B's consolidated shareholders equity not be less than the sum of $760,631,250 plus, to the extent positive, 25% of quarterly net income earned after December 31, 2005.

         (b) A&B's consolidated debt not exceed 375% of earnings before interest, taxes, depreciation and amortization (commonly referred to as EBITDA) for the previous four fiscal quarters.

         (c) The value of A&B's unencumbered developed real estate portfolio as of the last day of any two consecutive fiscal quarters not be less than the lower of $350,000,000 or an amount equal to 50% of the Total Investment Property Value, as such term is defined in the Agreement, unless, as of the later of such days, the operating income from unencumbered real estate investments for A&B's most recent four fiscal quarters was at least $28,000,000.

         (d)    A&B not make loans or advances to any person, other than:

                a. Loans to third parties up to an aggregate of $50,000,000, or

                b. Purchase money loans in connection with the sale of real property in the ordinary course of business so long as the aggregate of such loans does not exceed 15% of consolidated total assets.

         Subject to the provisions noted above, the Agreement permits A&B to mortgage new development properties and to place liens against existing and future developed real estate. The Agreement also permits Matson to borrow funds and secure its assets without limitation, but limits the amount of any guarantees that Matson may make to or on behalf of A&B or to its non-Matson business.

         The Agreement also limits the amount of guarantees that A&B may make to its unconsolidated joint ventures and affiliates, limits A&B's ability to sell the stock of subsidiaries and other assets without using the proceeds to repay debt or acquire replacement assets, and limits payment of dividends in the event of a default under the Agreement.

         Prepayment of amounts borrowed under the Agreement, including the Series A, B, and C notes, may be made in whole or in part at par plus a yield maintenance premium at the treasury rate corresponding to the average remaining maturity, plus 50 basis points.


Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an
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Off-Balance Sheet Arrangement of a Registrant.
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         The information set forth under Item 1.01 is incorporated herein by reference.


Item 9.01.    Financial Statements and Exhibits.
------------------------------------------------

         (d)      Exhibits

                  10.1 $400,000,000 Note Purchase and Private Shelf Agreement among Alexander & Baldwin, Inc., Prudential Investment Management, Inc., The Prudential
                           Insurance Company of America, Prudential Retirement Insurance and Annuity Company, Gibraltar Life Insurance Co., Ltd., and The Prudential Insurance Company, Ltd., dated as of April 19, 2006.




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                                  SIGNATURE
                                  ---------


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 21, 2006


                                  ALEXANDER & BALDWIN, INC.


                                  /s/ Christopher J. Benjamin
                                  -----------------------------------
                                  Christopher J. Benjamin
                                  Senior Vice President and
                                  Chief Financial Officer